Cooper Standard Third Quarter 2012 Earnings Call November 9, 2012 Exhibit 99.1

cooperstandard 2
Forward-Looking Statements
This presentation includes forward-looking statements as contemplated by the 1995 Private
Securities Litigation Reform Act, reflecting management’s current analysis and expectations, based on what are believed to be reasonable assumptions. The words “estimates,” “expects,”
“anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future results and may involve known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, including, without limitation, the risks and uncertainties set forth in the Company’s most recent Annual Report on the Form
10-K, subsequent Quarterly Reports on Form 10Q, and other Securities and Exchange
Commission filings. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.

Jeff Edwards President & CEO Executive Overview Third Quarter 2012

cooperstandard 4
Jeff Edwards Introduction
•
Joined Cooper Standard October 15, 2012
•
Twenty-eight plus years in automotive industry
•
Progression of key roles with Johnson Controls, Inc.
including lead automotive positions in Asia and North
America

cooperstandard 5
First Hundred Day Plan
•
Global tour to uncover opportunities
•
Review technologies and innovation pipeline
•
Align organization structure
•
Prioritize and accelerate initiatives for growth
•
Grow Asian business
•
Accelerate European turnaround

Financial Overview Third Quarter 2012 Allen Campbell Chief Financial Officer

cooperstandard Q3 and Year-to-Date 2012 Revenue 7 $ USD Millions Q3 2011 Revenue: $708.5 Q3 2012 Revenue: $684.0 YTD 2011 Revenue: $2,157.8 YTD 2012 Revenue: $2,183.8 Note: Numbers subject to rounding cooperstandard
Q3 and Year-to-Date 2012 Performance
8
$ USD Millions, except per share amounts
Q3 2011 Q3 2012 YTD 2011 YTD 2012
Sales 708.5 684.0 2,157.8   2,183.8
Gross Profit 108.6 103.1 353.0 339.2
SGA 64.4 65.4 190.9 206.4
Operating Profit 33.7 23.6 102.3 105.4
Net Income 15.7 11.6 79.6 112.7
Fully Diluted EPS $0.58 $0.44 $3.08 $4.63
Adjusted EBITDA 73.4 69.8 257.5 227.1
% Margin 10.4% 10.2% 11.9% 10.4%

cooperstandard 9
Cooper Standard Non-consolidated Joint Venture Sales-
Q3 2012
34%
Joint Venture Partner Product Country
Huayu-Cooper Sealing SAIC/HASCO Sealing China
Nishikawa Cooper  Nishikawa Rubber Sealing U.S.
Nishikawa Tachaplalert Cooper Nishikawa Rubber Sealing Thailand
Sujan CSF India Magnum Elastomers AVS India
$0
$30
$60
$90
$120
Q3 2011
Q3 2012
$88
$118
Providing products to Japanese, Chinese and Indian OEMs

cooperstandard
10
Q3 and Year-to-Date 2012 Cash Flow
Note: Numbers subject to rounding
($ USD Millions)
Q3 2012 YTD  Q3 2012
Cash from business 42.4 165.4
Pension funding - US (3.3) (26.8)
Changes in operating assets & liabilities (26.3) (160.6)
Cash provided by / (used in) operations 12.8 (22.0)
Capital expenditures (33.0) (91.5)
Cash used in operations including CAPEX (20.2) (113.5)
Acquisition of business, net cash acquired - (1.1)
Proceeds from sale of assets 0.7 9.0
Dividends – Preferred Stock (1.7) (5.1)
Financing activities (4.6) (7.1)
Repurchase of preferred stock - (4.9)
Repurchase of common stock (7.0) (20.6)
Foreign exchange/other (1.5) (0.6)
Net cash used (34.3) (143.9)
Cash balance as of 12/31/2011 361.7
Cash balance as of 9/30/2012 217.8
Board of Directors authorizes $25 million share repurchase program

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Liquidity as of September 30, 2012
Cash on Balance Sheet $217.8
ABL Revolver  125.0
Letters of Credit (27.6)
Total Liquidity $315.2
Strong balance sheet and liquidity to support growth
• ABL Revolver undrawn
• Net leverage = $264.4 million
• Net leverage ratio = 0.9
• Interest coverage ratio = 6.8
• No major debt maturity until 2018
($ USD Millions)
$0
$100
$200
$300
$400
$500
Debt
Cash
$482.2
$217.8

cooperstandard 12 2012 Guidance * Sales guidance is based on North American production of 15.1 million, and Europe (including Russia) production of 19.0 million. Revenue

Questions & Answers

Appendix

cooperstandard
Non-GAAP Financial Measures
15
EBITDA and adjusted EBITDA are measures not recognized under Generally Accepted
Accounting Principles (GAAP) which exclude certain non-cash and non-recurring items.
When analyzing the company’s operating performance, investors should use EBITDA and adjusted EBITDA in addition to, and not as alternatives for, net income (loss), operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the company’s performance. EBITDA and adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of the company’s results of operations as reported under GAAP.
Other companies may report EBITDA and adjusted EBITDA differently and therefore Cooper
Standard’s results may not be comparable to other similarly titled measures of other companies.

cooperstandard
EBITDA and Adjusted EBITDA Reconciliation
16
Note: Numbers subject to rounding
($ USD Millions)
2011 2012 2011 2012
Net income $15.7 $11.6 $79.6 $112.7
Provision (benefit) for income tax expense 8.0 5.4 26.8 (32.8)
Interest expense, net of interest income 9.6 11.3 30.2 33.3
Depreciation and amortization 31.7 29.1 92.0 91.2
EBITDA $65.0 $57.4 $228.6 $204.4
Restructuring
(1)
6.5 10.2 48.1 15.8
Noncontrolling interest restructuring
(2)
(1.3) (0.2) (19.0) (0.5)
Net gain on partial sale of joint venture
(3)
- - (11.4) -
Stock-based compensation
(4)
3.0 2.4 8.3 7.4
Inventory write-up
(5)
- - 0.7 -
Acquisition costs
(6)
0.2 - 2.2 -
Adjusted EBITDA $73.4 $69.8 $257.5 $227.1
Three Months
Ended September 30,
Nine Months
Ended September 30,
(1) Includes non-cash restructuring.
(2) Proportionate share of restructuring costs related to FMEA joint venture.
(3) Net gain on partial sale of ownership percentage in joint venture.
(4) Non-cash stock amortization expense and non-cash stock option expense for grants issued at emergence from bankruptcy.
(5) Write-up of inventory to fair value for the USi, Inc. and the FMEA joint venture, net of noncontrolling interest.
(6) Costs incurred in relation to the FMEA joint venture agreement.

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Net Leverage Ratio as of Sep 30, 2012 - LTM
(1) Includes cash and noncash restructuring.
(2) Proportionate share of restructuring costs related to Cooper Standard France joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at emergence from bankruptcy.
(4) Costs related to corporate development activities.
Note: Numbers subject to rounding
($ USD Millions)
Three Months Ended
Twelve
Months
Ended
Dec 31,
2011
Mar 31,
2012
Jun 30,
2012
Sep 30,
2012
Sep 30,
2012
Net income $    23.2 $    23.8 $    77.3 $      11.6 $    135.9
Provision (benefit) for income tax expense (6.0) 8.1 (46.2) 5.4 (38.7)
Interest expense, net of interest income 10.3 11.2 10.8 11.3 43.6
Depreciation and amortization 32.1 31.6 30.5 29.1 123.3
EBITDA $    59.6 $    74.7 $    72.4 $      57.4 $    264.1
Restructuring
(1)
4.1 6.1 (0.5) 10.2 19.9
Noncontrolling interest restructuring
(2)
(0.9) (0.3) - (0.2) (1.4)
Stock-based compensation
(3)
2.5 2.7 2.2 2.4 9.8
Other
(4)
1.3 - - - 1.3
Adjusted EBITDA $    66.6 $    83.2 $    74.1 $      69.8 $    293.7
Net Leverage
Debt payable within one year $   30.2
Long-term debt 452.0
Less: cash and cash equivalents (217.8)
Net Leverage $ 264.4
Net Leverage Ratio 0.9

cooperstandard 18
Adjusted EBITDA as a percent of Sales - LTM
Note: Numbers subject to rounding
(1) Includes cash and noncash restructuring.
(2) Proportionate share of restructuring costs related to Cooper Standard France joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at emergence from bankruptcy.
(4) Costs related to corporate development activities.
($ USD Millions)
Three Months Ended
Twelve
Months
Ended
Dec 31,
2011
Mar 31,
2012
Jun 30,
2012
Sep 30,
2012
Sep 30,
2012
Net income $    23.2 $    23.8 $    77.3 $      11.6 $    135.9
Provision (benefit)for income tax expense (6.0) 8.1 (46.2) 5.4 (38.7)
Interest expense, net of interest income 10.3 11.2 10.8 11.3 43.6
Depreciation and amortization 32.1 31.6 30.5 29.1 123.3
EBITDA $    59.6 $    74.7 $    72.4 $      57.4 $    264.1
Restructuring
(1)
4.1 6.1 (0.5) 10.2 19.9
Noncontrolling interest restructuring
(2)
(0.9) (0.3) - (0.2) (1.4)
Stock-based compensation
(3)
2.5 2.7 2.2 2.4 9.8
Other
(4)
1.3 - - - 1.3
Adjusted EBITDA $    66.6 $    83.2 $    74.1 $      69.8 $    293.7
Sales $    695.7 $    765.3 $    734.5 $      684.0 $   2,879.5
Adjusted EBITDA as a percent of Sales 10.2%